_____________________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: JULY 4, 2008

ATWOOD OCEANICS, INC.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER 1-13167

TEXAS
(State or other jurisdiction of incorporation or organization)

Internal Revenue Service – Employer Identification No. 74-1611874

15835 Park Ten Place Drive, Houston, Texas, 77084
(281) 749-7800

____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On July 4, 2008, Atwood Oceanics Pacific Limited (“AOPL”), a wholly-owned subsidiary of Atwood Oceanics, Inc. (the “Company”), executed a construction contract with Jurong Shipyard Pte. Ltd. (“Jurong”) to construct a Friede & Goldman ExD Millennium Dynamically Positioned Semisubmersible Drilling Unit. This new rig is to be built for a water depth rating of 10,000 feet and scheduled for delivery in mid-2012. The rig will be constructed at Jurong’s shipyard in Singapore where AOPL is currently constructing a conventionally moored semisubmersible drilling unit (of the same ExD design) scheduled for delivery in early 2011 and which is already contracted with Chevron Australia. AOPL estimates the total cost of the new rig (including administrative and overhead costs and capitalized interest) will be $750 million to $775 million payable in installments tied to completion of certain milestones. Financing for the rig construction will be provided from a combination of ongoing cash flows of AOPL and debt, as necessary, from AOPL’s current US$300,000,000 credit facility. The Company will consider whether any additional debt may be necessary in connection with fleet expansion. This rig will become the eleventh Company owned mobile offshore drilling unit. AOPL has an option for a third rig with Jurong which requires commitment within 180 days of the execution of the subject construction contract, but no determination has been made at this time whether that option will be exercised.

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER A OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

     On July 4, 2008, the Company’s wholly-owned subsidiary, AOPL, entered into the construction contract more specifically described in Item 1.01 in this Current Report on Form 8-K, which description is incorporated by reference in this item 2.03.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	EXHIBITS

99.1     Press Release dated July 7, 2008

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors including; the Company’s dependence on the oil and gas industry; the risks involved the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to a war with Iraq; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company’s annual report on Form 10-K for the year ended September 30, 2007, filed with the Securities and Exchange Commission.

EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION

99.1	Press Release dated July 7, 2008

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATWOOD OCEANICS, INC
(Registrant)

/s/ James M. Holland James M. Holland Senior Vice President

DATE: July 7, 2008